Matrixx Initiatives, Inc. 2007 Annual Meeting
(Nasdaq: MTXX)
May 15, 2007

Disclaimer
Matrixx Initiatives, Inc. Forward Looking Statement Disclaimer:
This presentation contains forward-looking statements based on current expectations, and the Company assumes no obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by the Company. In addition to the Risk Factors described in Item 1A of the Company’s Annual Report on Form 10-K, these factors include, but are not limited to, (i) the severity and timing of the cold season; (ii) the possibility that future sales of our products will not be as strong as expected; (iii) the possibility that supply issues may impact future sales of our products; (iv) the possibility that our products may face increased competition or negative publicity; (v) the potential impact of current and future product liability litigation; (vi) regulatory issues or public relations challenges; (vii) the possibility of delays or other difficulties in implementing new product improvements and introducing to the marketplace new products and brands; and (viii) and the possibility that expenses, including legal expenses, product reserves, and expenses associated with adverse litigation outcomes, may exceed budgeted amounts.2

Mission Statement
Matrixx is a High Growth Consumer Healthcare Company, Engaged in the Research, Development and Marketing of Over-The-Counter Products That Employ Novel, Unique, And Proprietary Delivery Systems
Better Ways To Get Better ®

2006 ~ Another Record Year Sales $96.2 million
+ 6 % Income $4.9 million + 58 % Retail Sales $104.7 million + 19 % Share of Market 2.7% + .4

Consistent Growth !
4 Year CAGR
+ 42%
4 Year CAGR
+ 10%

Performance Driven By
Products
Consumer Focus
Customer Commitment
Matrixx People

New Fiscal Year-End — March 31
Cold Season

Product Liability & FTC Update March 2007
– FTC notified Matrixx “no longer pursuing the inquiry”
May 2007 – 7 Federal Judges have ruled – Experts lack scientific basis for allegations

Compete in the $4.5 Billion Cough/Cold Category
Zicam® products are marketed within four cough/cold product classes:
Cold Remedy – 72% of 2006 Sales $
Allergy/Sinus/Nasal Comfort Cold — $4.5B Current – 16% of 2006 Sales 4.5 B Market Cough – 6% of 2006 Sales Multi-Symptom Cold/Flu Other OTC Categories — $15.6B – 6% of 2006 Sales

Successful Record of Innovation and Product Development

Cold Remedy
Clinically proven to reduce the duration and severity of the common cold Treat the problem, not just the symptom
Nasal and oral delivery forms Peer Reviewed Published Clinical Studies
Unique, portable unit dose delivery

Zicam Cold Remedy Paradigm Shift
Zicam Cold Remedy is Unique – Promote recovery, not just relief – Patent protection (5 patents issued) – 5-year CAGR = 42.4% – Innovative delivery platforms

Allergy/Sinus
What Makes Us Different
– Allergy: effective all-natural relief without common side-effects
– Congestion & Sinus Relief: long-lasting congestion relief, no drip nasal gel delivers allopathic drug
– Nasal Comfort™: drug and preservative-free; maintains nasal health

Cough
What Makes Us Different
– Cough Spray: The only portable, concentrated cough suppressant in a spray
– Cough Melts: Great tasting quick dissolve tablet – Eliminate measuring and messy syrups

Multi-Symptom Cold/Flu
Cold & Flu -Spoon – Multi-Symptom relief – Medicine you need and the taste you choose – Unit dose delivery – Use in any beverage without taste alteration

Consumer Communication
Print Campaign Prime Time TV
Website Radio Support
30 second spots
Sampling
Zicam on network radio for 1st time
Rush Limbaugh Ryan Seacrest

Increasing Consumer Awareness
Aided Consumer Awareness

Customer Commitment

Continuous Growth in Retail Share
Brand 2006 % Chg.
Mucinex $231.8 32% Airborne 102.4 29 Zicam 104.7 19 NyQuil 180.6 10 Claritin 307.8 9 Benadryl 179.1 7 Sudafed 167.6 1 Halls 157.6 (7) Tylenol 226.5 (13) Robitussin 177.5 (16)
* Source: IRI 52 weeks ending 12/31/06; F/D/Mx w/out Wal-Mart ($ millions)

New Zicam Opportunities in FY 2008
4 – 5% sales invested in new product development
· New Zicam products
· New product categories

New in FY 2008
E W
N

Zicam Sinus RapidMelts® with Vapor Action
– Cooling Relief of Sinus Pain & Pressure – RapidMelts with cooling vapors dissolve in your mouth!
– No pills to swallow! – No water required! – Competitive price point

Expanding Multi-Symptom Relief
Mutli-Symptom Liquid
– The Taste You Choose, The Medicine You Need!
Complementary to our unit dose spoon products
Multiple allopathic drugs to relieve pain, fever, chest congestion, and cough

Opportunities Beyond FY 2008

Introducing: – Acid neutralizing ($500 million category) – Consumer preferred : 5 to 1 – Market Research – After use, high purchase intent – Competitive Price – Initial sales early FY 2009

Two Maximum Strength Ingredients – Calcium Carbonate – Magnesium Hydroxide Ultra Soother Formula Rich Creamy MicroMelt Formula Portable Package Easy to Use Squeeze Bottle More Doses than 12 oz. Liquid Antacid

Oral Care

Oral Care Large Category — Toothpaste $1.4 Billion — Mouthwash $.6 Billion — Devices $1.3 Billion Competitive Environment Consumer Confusion Professional Influence Little “oral health” innovation 28

Unmet Need ?
Cavities
Plaque
Tartar
Gingivitis
Periodontitis

Tartar Control
“Fights tartar build-up”
“Stop new tartar build-up”
“tartar can only be removed by dental cleaning”

Oral Care Development Zinc Gluconate + monograph actives Gel ~ mucho adhesion properties Dental Advisory Panel 18 Month Clinical Studies – Contract Dental – Univ. of Pacific – Loma Linda Univ. 7 patents filed

Zicam Oral Care Before After

Tartar Dissolving Therapy

new advance in oral healthcare. dissolves existing tartar applied nightly gently dissolve tartar while you sleep Clinically proven Contact your dental professional

The First and Only Product Clinically Proven to Dissolve Tartar
Tough on tartar – Clinically proven to complement professional scaling by dissolving up to 30% of existing tartar and helping prevent new tartar from forming Gentle on teeth – Proven well tolerated in over 900 patients Take-home tartar removal – Pleasant tasting gel that is applied in seconds at night

High Viscosity Mucho Adhesive Gel – Great taste – Apply after brushing, before sleep – Clinically proven – Patents pending – Novel application Available from Dental Professional – “On-Site” detailing – Web based distribution & reorder Direct to Consumer advertising Less than a $1.00 per day Early FY 2009

Summary
5 Years Consistent Growth Working for a BRIGHTER tomorrow !

Matrixx Initiatives, Inc. 2007 Annual Meeting